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                                                                      EXHIBIT 10

                      AGREEMENT TO TERMINATE EMPLOYMENT AND
                        CHANGE OF CONTROL AGREEMENTS WITH
                              CERPROBE CORPORATION

               This Agreement to Terminate Employment and Change of Control Agreements ("Agreement") is entered into between CERPROBE CORPORATION ("Company") and Randal L. Buness ("Executive"), as of the 11th day of October, 2000 to be effective on the closing of the purchase of 50% or more of the Company's common stock by Kulicke & Soffa Industries, Inc.


                                    RECITALS

        A. The Company and Executive have entered into an Employment Agreement dated January 1, 1999 ("Employment Agreement"), which governs the terms and conditions of the Executive's employment with the Company and provides Executive with a special package of benefits if Executive's employment is terminated by the Company (or a successor) without Cause or if Executive terminates employment with the Company (or a successor) for Good Reason.

        B. The Company and Executive have entered into a Change of Control Agreement dated January 4, 1999 ("Change of Control Agreement"), which provides Executive with a special package of benefits if Executive's employment is terminated by the Company (or a successor) without Cause or if Executive terminates employment with the Company (or a successor) for Good Reason within two years following a Change of Control.

        C. In exchange for the Executive's agreement to terminate his Employment Agreement and his Change of Control Agreement, Cerprobe agrees to pay the Executive an amount as set forth below.

        D. The Company and the Executive desire to terminate both the Employment Agreement and the Change of Control Agreement effective only on the closing of the purchase of more than 50% of the Company's stock by Kulicke & Soffa Industries, Inc.

        E. The Company and Executive accordingly agree as follows:

                                    AGREEMENT

        1. The Company and the Executive agree to terminate the Employment Agreement. The Executive shall not be entitled to any benefits from the Company or any successor relating to the provisions set forth in the Employment Agreement.

        2. The Company and the Executive agree to terminate the Change of Control Agreement. The Executive shall not be entitled to any benefits from the Company or any successor relating to the provisions set forth in the Change of Control Agreement.

        3. In exchange for the termination of the Executive's Employment Agreement and his Change of Control Agreement, Cerprobe agrees to pay the Executive a lump sum payment of


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$805,273.00 on or before the closing of the purchase of more than 50% of the
Company's common stock by Kulicke & Soffa Industries, Inc.

        4. This Agreement shall become effective only upon the closing of the purchase of more than 50% of the Company's common stock by Kulicke & Soffa Industries, Inc.

        IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized officer and the Executive has signed this Amendment as of the date first written above.

                                            CERPROBE CORPORATION



                                            By: /s/ C. ZANE CLOSE
                                               ----------------------------

                                            Its:  President/CEO
                                                ---------------------------


                                            EXECUTIVE


                                            /s/ RANDAL L. BUNESS
                                            -------------------------------


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